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                                                                    EXHIBIT 23.1

Consent of Independent Auditors

We hereby consent to the incorporation by reference of our report dated January 17, 2003 included in this Form 10-K into the Company's previously filed Registration Statement File No.'s 333-29485, 333-57163, 333-92149, 333-95487,
333-90353, 033-28483, 333-49796, 333-54784, 333-54786, 333-86654, 333-99063,
333-99067, and 333-85370.

/s/ Ernst & Young
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Irvine, California
February 20, 2003